OTHER RESERVES	12 Months Ended
Dec. 31, 2020
OTHER RESERVES
OTHER RESERVES

17.  OTHER RESERVES

The following table sets out the movements in other reserves during the years ended December 31, 2020 and 2019:

	Equity	Cash flow
	securities	hedge
	reserve	reserve	Total
Balance at December 31, 2018	$(58,095)	$—	$(58,095)
Net change in fair value	12,238	—	12,238
Transfer of gain on disposal of equity securities at FVTOCI to deficit	(2,065)	—	(2,065)
Balance at December 31, 2019	$(47,922)	$—	$(47,922)
Net change in cash flow hedge reserve	—	(11,964)	(11,964)
Net change in fair value of equity securities at FVTOCI	145,138	—	145,138
Balance at December 31, 2020	$97,216	$(11,964)	$85,252

The cash flow hedge reserve represents the settlement of an interest rate derivative related to the 2020 Notes. The reserve will be amortized over the term of the Notes. Amortization of the reserve is included in the finance costs line item in the consolidated statements of income.